SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) : June 26, 2003

MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	0-16760	88-0215232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South		89109
(Address of Principal Executive Offices)		(Zip Code)

(702) 693-7120
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.                       OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 26, 2003, MGM MIRAGE issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7.                       FINANCIAL STATEMENTS AND EXHIBITS

(c)                                Exhibits

99.1 Text of Press Release, dated June 26, 2003, of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: June 26, 2003	By:	/s/ Bryan L. Wright
	Name:	Bryan L. Wright
	Title:	Vice President - Assistant
General Counsel & Assistant Secretary